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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-40034) and Form S-8 (Nos. 333-39756, 333-39758
and 333-40202) of Visteon Corporation of our report dated January 16, 2002, except for Note 17, as to which the date is March 11, 2002, relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Detroit, Michigan
March 27, 2002